Exhibit 10.4

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-3157-LA-2305810

Federal Express Corporation

3610 Hacks Cross Road

Memphis, Tennessee, USA 38125

Attention:	Mr. Guy See
Managing Director – Aircraft Acquisitions & Sales

Subject:	Revision to the Option Deposit Terms for Option Aircraft and SA-30 Option Aircraft

Reference:	(a) Purchase Agreement No. 3157 between The Boeing Company (Boeing) and Federal Express Corporation (Customer) dated November 7, 2006 relating to Model 777-FREIGHTER aircraft (777 Purchase Agreement)

(b) Letter Agreement No. 6-1162-RRO-1062R3; Option Aircraft, between Boeing and Customer dated June 1, 2022, as amended most recently by Supplemental Agreement No. 36 (Option Aircraft Letter Agreement)

(c) Letter Agreement No. 6-1169-LKJ-0776; SA-30 Option Aircraft, between Boeing and Customer dated June 18, 2018 (SA-30 Option Aircraft Letter Agreement)

(d) Letter Agreement No. FED-PA-3157-LA-2302761; [*], between Boeing and Customer dated May 23, 2023 ([*] Letter Agreement)

This letter agreement (Letter Agreement) amends and supplements the 777 Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the referenced 777 Purchase Agreement.

1. Background.

1.1 Pursuant to the terms of the (i) Option Aircraft Letter Agreement, (ii) SA-30 Option Aircraft Letter Agreement, and (iii) [*] Letter Agreement, [*].

1.2 [*].

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

1.2.1	The option deposits paid by Customer and originally associated with the [*] 777 Option Aircraft total [*] (Option Deposits for [*] 777 Options).

1.3 Customer has [*] SA-30 Option Aircraft remaining in the 777 Purchase Agreement, with Option Exercise Dates occurring in [*].

1.3.1	The Option Deposits paid by Customer and associated with the [*] SA-30 Option Aircraft total [*] (Option Deposits for SA-30 Option Aircraft).

1.4 Customer and Boeing mutually desire to revise the terms related to the (i) Option Deposits for [*] 777 Options, and (ii) Option Deposits for SA-30 Option Aircraft, as set forth below.

2. Agreement. Boeing and Customer agree to revise the terms related to the (i) Option Deposits for [*] 777 Options, and (ii) Option Deposits for SA-30 Option Aircraft, as follows:

2.1 [*].

2.1.1	[*].

2.1.2	[*].

2.1.3	[*].

2.1.4	[*].

2.2 Termination Due to Mutual Agreement.

2.2.1	If Boeing and Customer mutually agree to terminate this Letter Agreement, [*].

2.2.2	If (i) Boeing and Customer mutually agree to terminate this Letter Agreement, and [*].

2.3 Termination Due to [*]. [*].

2.4 [*]. [*].

2.5 [*]. [*].

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Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

3. Supplemental Agreement.

Within thirty (30) calendar days of execution of this Letter Agreement, the parties will use their best efforts to sign a supplemental agreement to the 777 Purchase Agreement to administratively incorporate the changes agreed to in this Letter Agreement (Supplemental Agreement). The Supplemental Agreement will include the provisions of the 777 Purchase Agreement as modified to reflect the provisions of this Letter Agreement.

4. Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the 777 Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ McKenzie Kuckhahn
Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 2 , 2023

FEDERAL EXPRESS CORPORATION

By	/s/ Ray Carroll
Its	Vice President

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